Provisions and other liabilities	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Provisions and other liabilities	Provisions and other liabilities:

	Restructuring	Warranty	Onerous	Contingent	Other
Balance	provision	provision	contracts	consideration	liabilities	Total
At January 1, 2020	$8	$10,480	$—	$—	$1,688	$12,176
Provisions made during the year	66	3,189	—	—	40	3,295
Provisions used/paid during the year	(65)	(2,569)	—	—	—	(2,634)
Provisions reversed/expired during the year	—	(1,486)	—	—	—	(1,486)
Effect of movements in exchange rates	1	11	—	—	36	48
At December 31, 2020	10	9,625	—	—	1,764	11,399
Provisions made during the year	131	4,102	300	26,258	109	30,900
Provisions used/paid during the year	(136)	(3,894)	—	—	—	(4,030)
Provisions reversed/expired during the year	—	(1,112)	—	—	—	(1,112)
Effect of movements in exchange rates	—	(9)	—	—	4	(5)
At December 31, 2021	$5	$8,712	$300	$26,258	$1,877	$37,152

At December 31, 2020
Current	$10	$9,625	$—	$—	$—	$9,635
Non-current	—	—	—	—	1,764	1,764
	$10	$9,625	$—	$—	$1,764	$11,399

At December 31, 2021
Current	$5	$8,712	$300	$19,240	$—	$28,257
Non-current	—	—	—	7,018	1,877	8,895
	$5	$8,712	$300	$26,258	$1,877	$37,152
18.    Provisions and other liabilities (cont'd):

Restructuring provision

Restructuring charges relate to minor restructurings focused on overhead cost reductions and relate primarily to employee termination benefits. Restructuring charges are recognized in other operating expense.
Warranty provision
The Corporation recorded warranty provisions of $4,102,000 (2020 - $3,189,000), comprised of $2,711,000 (2020 - $3,098,000) related to new product sales and $1,391,000 (2020 - $91,000) related to upward warranty adjustments. This was offset by warranty expenditures of $3,894,000 (2020 - $2,569,000) and downward warranty adjustments of $1,112,000 (2020 - $1,486,000), due primarily to contractual expirations and changes in estimated and actual costs to repair. The remaining $9,000 decrease (2020 – $11,000 increase) to the warranty provision related to the effect of movements in exchange rates.
Onerous Contracts
Prior to the January 1, 2022 effective date of the Amendments to IAS 37 (note 6), the Corporation performed a detailed review of its contracts as of December 31, 2021, which consistent with past practice, only included incremental costs, to determine if a contract was onerous. As a result of this review, Ballard recorded an onerous contract provision of $300,000 as of December 31, 2021.
On completion of the review of contract costs in preparation for the implementation of Onerous Contracts – Cost of Fulfilling a Contract (Amendments to IAS 37) and with the inclusion of other direct costs in addition to incremental costs, it was determined that on adoption of the Amendments to IAS 37, additional contracts are expected to be deemed onerous with a calculated additional provision of $1,200,000 which is expected to be recorded on January 1, 2022 against retained earnings as an opening balance adjustment. The Corporation will continue to review open contracts on a quarterly basis to determine if any ongoing or new contracts become onerous, and if any of the underlying conditions or assumptions change which would require an adjustment to the accrued provision.
Contingent Consideration
As part of the acquisition of Arcola (Ballard Motive Solutions) (note 7), total consideration includes earn-out cash consideration payable by the Corporation, based on the achievement of certain performance milestones over a three year period from the acquisition date. These future cash payments of up to $27,000,000 are contingently based on the successful attainment of numerous milestone objectives over a three-year period discounted for the estimated probability of successful occurrence and for the timing delay in receiving the cash payments, or $26,258,000.
Cash payments of $4,800,000 were made by the Corporation in January 2022, upon successful achievement of three performance milestones.
Other liabilities: Decommissioning liabilities
A provision for decommissioning liabilities has been recorded for the Corporation’s head office building in Burnaby, British Columbia and is related to estimated site restoration obligations at the end of the lease term. The Corporation has made certain modifications to the leased building to facilitate the manufacturing and testing of its fuel cell products. Consequently, the site restoration obligations relate primarily to dismantling and removing various manufacturing and test equipment and restoring the infrastructure of the leased building to its original state of when the lease was entered into.
Due to the long-term nature of the liability, the most significant uncertainty in estimating the provision is the costs that will be incurred. The Corporation has determined a range of reasonably possible outcomes of the total costs for the head office building. In determining the fair value of the decommissioning liabilities, the estimated future cash flows have been discounted at 1.25% per annum (2020 – 0.39%).
18.    Provisions and other liabilities (cont'd):
Other liabilities: Decommissioning liabilities (cont'd)
The Corporation performed an assessment of the estimated cash flows required to settle the obligations for the building as of December 31, 2021. Based on the assessment, an increase of $65,000 in the provision (2020 - $nil) was recorded against decommissioning liabilities, in addition to accretion costs of $44,000 (2020 - $40,000).
The net discounted amount of estimated cash flows required to settle the obligation for the building is $1,877,000 (2020 -$1,764,000) which is expected to be settled at the end of the lease term in 2025.